EXHIBIT 10.2


EXHIBIT C











	CTC COMMUNICATIONS GROUP, INC.





SERIES B PREFERRED STOCK
REGISTRATION RIGHTS AGREEMENT










	Dated as of March __, 2000









	REGISTRATION RIGHTS AGREEMENT

This Agreement (the "Agreement") is made as of _________, 2000 by and among CTC COMMUNICATION GROUP, INC., a Delaware corporation (the "Company") and the parties listed as Investors on Exhibit A hereto (the "Investors").

WHEREAS, the Company and the other parties hereto wish to provide certain arrangements with respect to the registration of shares of Common Stock of the Company under the Securities Act.

NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the parties agree as follows:

Definitions tc \l3 "Definitions .

"Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

"Common Stock" means the Common Stock, $0.01 par value of the Company.

"Closing Date" means _______, 2000

"Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations of the Commission thereunder, and any successor to such statute or such rules and regulations.

"Form S-1", "Form S-3", "Form S-4" and "Form S-8" mean respective forms under the Securities Act and any successor registration forms.

"Holder" means any person owning Registrable Securities or any assignee thereof in accordance with Section 10 hereof.

"Initiating Holder" means, with respect to any registration of securities of the Company, the holder or holders under the agreement pursuant to which holder or holders first proposed registration of its securities and exercised its right to initiate the registration of its securities for the registration statement in question (i.e. by exercising its so called "demand" rights).

"Majority Participating Holders" means, with respect to any registration of Registrable Securities, the holder or holders at the relevant time of at least a majority of the Registrable Securities to be included in the registration statement in question.


"Preferred Stock" means the Company's Series B Convertible Preferred Stock, $1.00 par value.

"Register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the automatic effectiveness or the declaration or ordering of effectiveness of such registration statement or document.

"Registrable Securities" means (i) any Common Stock (including Common
Stock into which shares of Preferred Stock are convertible) issued or issuable to a Purchaser under the Stock Purchase Agreement, or (ii) any common stock or other securities issued or issuable with respect to any Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Registrable Securities shall cease to be Registrable Securities (i) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) when such securities shall have been publicly distributed pursuant to an exemption from the registration requirements of the Securities Act or (iii) when all of the Registrable Securities held by a Holder could be sold under Rule 144 in a three (3) month period. For purposes of this Agreement, the number of shares of Registrable Securities outstanding at any time shall be determined by adding the number of shares of Common Stock outstanding which are, and the maximum number of shares of Common Stock issuable pursuant to then convertible or exercisable securities which upon issuance would be, Registrable Securities.

"Registration Expenses" means all expenses incident to performance of or compliance with Sections 2, 3 and 4 hereof by the Company, including without limitation all registration and filing fees, all listing fees, all fees and expenses of complying with securities or blue sky laws, all printing and automated document preparation expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance, and the fees and disbursements of one counsel for the Holders on whose behalf Registrable Securities are being registered, but excluding underwriting discounts and commissions and applicable transfer taxes, if any, which shall be borne by the sellers of the Registrable Securities in all cases.


"Rule 144" means Rule 144 promulgated under the Securities Act, and any successor rule or regulation thereto, and in the case of any referenced section of such rule, any successor section thereto, collectively and as from time to time amended and in effect.

"Securities Act" means the Securities Act of 1933 or any successor federal statute, and the rules and regulations of the Commission thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereto, collectively and as from time to time amended and in effect.

"Stock Purchase Agreement" means the Series B Preferred Stock Purchase Agreement dated _______ by and between the Company and the Holders.

Required Registrations.

Registration on Request tc \l3 "Registration on Request .

(i) At any time after the first anniversary of the Closing, one or more Holders of a majority of then outstanding Registrable Securities may, by written notice to the Company, request that the Company effect the registration under the Securities Act of not less than the lesser of 20% or $30 million of the then outstanding Registrable Securities held by such Holders as a group. If the Holders initiating such registration intend to distribute the Registrable Securities in an underwritten offering, they shall so state in their request. Promptly after receipt of such notice, the Company will give written notice of such requested registration to all other holders of Registrable Securities. The Company will then use reasonable efforts to effect the registration as promptly as possible under the Securities Act of the Registrable Securities which the Company has been requested to register by such Holders, and all other Registrable Securities which the Company has been requested to register by other Holders of Registrable Securities by notice delivered to the Company within fifteen (15) days after the giving of such notice by the Company.

(ii) If within twelve (12) months of the Closing Date Robert Fabbricatore sells in excess of thirty percent (30%) of the total number of shares of Common Stock beneficially owned by him (including shares issuable upon the exercise or conversion of any options, warrants, or other securities convertible into the capital stock of the Company) as of the Closing Date, the Company shall so notify the Holders and thereafter the Holders may request in writing that the Company effect the registration under the Securities Act of all or part of the Registrable Securities, provided that such request is delivered prior to the later of (x) the first anniversary of the Closing Date and (y) fifteen (15) days following delivery by the Company of such notice.



Effective Registration.  A registration requested pursuant to this
Section 2 shall not be deemed to be effected (i) if a registration statement with respect thereto shall not have become effective, or (ii) if after it has become effective, such registration is interfered with for any reason by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or any court, and the result of such interference is to prevent the Holder from disposing of the Registrable Securities to be sold thereunder in accordance with the intended methods of disposition.

Underwriting. If the Holders so elect, the offering of Registrable Securities pursuant to a registration request under this Section 2 shall be in the form of an underwritten offering. The Company shall select the book-running lead underwriter and any additional investment bankers and managers in connection with the offering each of which shall be reasonably satisfactory to the Holders.

Postponement tc \l3 "Effective Registration. A registration requested pursuant to this Section 2 shall not be deemed to be effected (i) if a registration statement with respect thereto shall not have become effective, or (ii) if after it has become effective, such registration is interfered with for any reason by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or any court, and the result of such interference is to prevent the Holder from disposing of the Registrable Securities to be sold thereunder in accordance with the intended methods of disposition.Underwriting. If the Holders so elect, the offering of Registrable Securities pursuant to a registration request under this Section 2 shall be in the form of an underwritten offering. The Company shall select the book-running lead underwriter and any additional investment bankers and managers in connection with the offering each of which shall be reasonably satisfactory to the Holders.Postponement and Suspension. The Company may postpone the filing or the effectiveness of any registration requested pursuant to this Section 2 for a period of up to ninety (90) days if the Board of Directors of the Company in good faith determines that such registration is likely to have an adverse effect on the Company; provided, however, that the Company may not exercise such right of postponement more frequently than one time in any twelve (12) month period. The Company may suspend the effectiveness of any "shelf" registration statement if the Board of Directors of the Company in good faith determines that such registration is likely to have an adverse effect on the Company; provided, however, that the Company may not suspend the effectiveness of any "shelf" registration statement for more than a total of ninety (90) days.

Number of Requests; Form tc \l3 "Number of Requests; Form . The Company shall not be required to effect more than three (3) registrations pursuant to
Section 2(a)(i). Each registration requested pursuant to Section 2(a) shall be effected by the filing of a registration statement on Form S-1 or S-3, at the Company's discretion; provided, that, if the Company elects Form S-3, it will include such additional information that would have been required by Form S-1 upon the reasonable request of the managing underwriter. The Company shall not be required to effect more than one (1) registration under this section 2 during any six (6) month period.


Payment of Expenses tc \l3 "Payment of Expenses . The Company hereby agrees to pay, all Registration Expenses in connection with all registrations effected pursuant to Section 2. However, the Company shall not be required to pay for any expenses of such registration proceeding if the registration request is withdrawn at any time at the request of the Majority Participating Holders (in which case all participating Holders shall bear such expenses), unless in the case of a registration requested pursuant to Section 2, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 2 at the time of any such withdrawal, which forfeiture shall bind all holders of Registrable Securities.


 tc \l2 " Piggyback Registration.

If the Company at any time proposes to register any of its equity securities under the Securities Act, for its own account or for the account of any holder of its securities other than Registrable Securities (other than on a Form S-4, S-8, or any form which not would permit registration of Registrable Securities for sale to the public under the Securities Act), the Company will each such time give written notice to all holders of Registrable Securities. Any such holder may by written response delivered to the Company within fifteen (15) days after the giving of any such notice request that all or a specified part of the Registrable Securities held by such holder be included in such registration. Such response shall also specify the intended method of disposition of such Registrable Securities. The Company thereupon will use reasonable efforts as a part of its filing of such form to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders of Registrable Securities, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered. If any Holder wishes to register securities of the same class or series as the Company or any other holder, such registration shall be on the same terms and conditions as the registration of the Company's or other holder's securities. The Company shall be under no obligation to complete any offering of its securities it proposes to make and shall incur no liability to any holder for its failure to do so.

Payment of Expenses. The Company hereby agrees to pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.

Registration Procedures tc \l2 "Registration Procedures . If and whenever the Company is required to use reasonable efforts to effect the registration and sale of any Registrable Securities under the Securities Act as provided in Sections 2 or 3 hereof, subject to Section 2(c), the Company will use reasonable efforts to:


Registration Statement tc \l3 "Registration Statement .  Prepare and
(in the case of a registration pursuant to Section 2 hereof, promptly and in any event within ninety (90) days after the end of the period within which requests for registration may be delivered to the Company) file with the Commission a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become and remain effective. Such registration statement shall be for an offering to be made on a continuous or delayed basis (a so-called "shelf" registration statement) if the Company is eligible for the use thereof and the Majority Participating Holders have requested a shelf registration statement.

Amendments and Supplements to Registration Statement tc \l3 "Amendments and Supplements to Registration Statement . Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities, if any, covered by such registration statement until the later of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in no event for a period of more than ninety (90) days after such registration statement becomes effective, plus, in the case of a "shelf" registration, the number of days for which the effectiveness of such registration was suspended pursuant to Section 2(b)) or (ii) the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities Act.


Furnishing of Copies of Registration Statements and Other Documents tc
\l3 "Furnishing of Copies of Registration Statements and Other Documents . Furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits, except that the Company shall not be obligated to furnish any such seller with more than two copies of such exhibits other than incorporated documents), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), each in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of its Registrable Securities covered by such registration statement.


State Securities Laws tc \l3 "State Securities Laws . Use reasonable efforts to register or qualify such Registrable Securities under such securities or blue sky laws of such jurisdictions as the sellers shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or subject the Company to taxation in any jurisdiction in which it is not so qualified.

Opinion of Counsel; Comfort Letter tc \l3 "Opinion of Counsel; Comfort
Letter . Use reasonable efforts to obtain all legal opinions, auditors' consents and comfort letters as may be required in an underwritten offering, including furnishing to any underwriter of such Registrable Securities (i) an opinion of counsel for the Company and (ii) a "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

Notice of Prospectus Defects tc \l3 "Notice of Prospectus Defects .
Notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

After the filing of the registration statement, the Company will promptly notify the registering Holders of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

General Compliance with Federal Securities Laws; Section 11(a) Earning Statement tc \l3 "General Compliance with Federal Securities Laws;
Section 11(a) Earning Statement . Otherwise use reasonable efforts to comply with the Securities Act, the Exchange Act and any other applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve (12) months after the effective date of such registration statement, which earning statement shall satisfy Section 11(a) of the Securities Act and any applicable regulations thereunder, including Rule 158.


Exchange Listing tc \l3 "Exchange Listing . Use reasonable efforts to list such Registrable Securities on Nasdaq or on any securities exchange on which any equity security of the Company is then listed.

Transfer Agent tc \l3 "Transfer Agent . Provide a transfer agent for all such Registrable Securities not later than the effective date of such registration statement.

Conversion only Upon Consummation of Offering. tc \l3 "Conversion only
Upon Consummation of Offering.   No Holder shall be required by this
Agreement to convert any Registrable Security into Common Stock except at the applicable closing or closings of an underwritten registered offering and except upon the sale of such Registrable Security in the case of other registered offerings.

Additional Procedures in Underwritten Offerings; Holder Lockups; Cutbacks "Additional Procedures in Underwritten Offerings; Holder Lockups; Cutbacks .

Registrations Upon Request Pursuant to Section 2 tc \l3 "Registrations
Upon Request Pursuant to Section 2 . In the case of a registration pursuant to Section 2 hereof, whenever the Majority Participating Holders shall request that such registration shall be effected pursuant to an underwritten offering, such registration shall be so effected, and only securities which are to be distributed by the underwriters of that offering may be included in such registration. If requested by such underwriters, the Company and each participating seller will enter into an underwriting agreement with such underwriters for such offering containing terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnity and contribution.

(i) Cutbacks on Holder Demands. If the managing underwriter advises the Holders requesting registration pursuant to Section 2(a) that the number of shares to be included in a registration pursuant to Section 2(a) should be limited due to market conditions, then the securities to be included in such registration shall be reduced to the extent recommended by the managing underwriter in the following order: (1) first, securities proposed to be included by the Company or other holders without rights to participate therein as determined by the Company, (2) second, Common Stock of all holders with rights to be included therein, except for those of the Holders, will be excluded pro rata among all such Common Stock requested to be included therein and (3) third, Registrable Securities of the Holders, to be excluded pro rata based on the number of Registrable Securities requested to be included therein by such Holder (whether pursuant to Section 2 or Section 3 hereof).


b.	Piggyback Registrations Pursuant to Section 3; Cutbacks tc \l3
"Piggyback Registrations Pursuant to Section 3; Cutbacks . In connection with the exercise of any registration rights granted to holders of Registrable Securities pursuant to Section 3 hereof, if the registration is to be effected by means of an underwritten offering of Common Stock, the Company may condition participation in such registration by such holders upon inclusion of the Registrable Securities being so registered in such underwriting and such holders executing such underwriting agreements, questionnaires and related documents customarily required of selling holders in an underwritten offering.

(i) Cutbacks on Company Registrations. If the managing underwriter for an offering initiated by the Company shall advise the Company in writing that the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that can be successfully offered, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the managing underwriter believes will not jeopardize the success of the offering. In such case, the securities so included shall be reduced in the following order: (1) first, all securities proposed to be included, except for those of the Company, will be excluded pro rata among all such securities requested to be included therein and (2) second, securities proposed to be included by the Company.

(ii) Cutbacks on other Holders Demands. If the managing underwriter for an offering initiated by a holder other than the Holders or the Company shall advise the Company in writing that the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities that can be successfully offered, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the managing underwriter believes will not jeopardize the success of the offering. In such case, the securities so included shall be reduced in the following order: (1) first, securities proposed to be included by the Company or other holders without rights to participate therein as determined by the Company, (2) second, securities of all holders except for those of the Initiating Holder, will be excluded pro rata among all such securities requested to be included therein and (3) third, registrable securities of the Initiating Holders pro rata on the basis set forth in the applicable agreement.

c.	Sellers Party to Underwriting Agreement tc \l3 "c.	Sellers
Party to Underwriting Agreement .  The holders of Registrable
Securities to be distributed in any underwritten offering shall be parties to the underwriting agreement entered into by the Company in connection therewith.


Holder Lockup Agreements in Connection with Public Offering
Each Holder agrees that
without the consent of the managing underwriter it will not, for a period of ninety (90) days following the effective date of the registration statement for any underwritten offering by the Company of its equity securities, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any common equity or securities convertible into common equity, except (i) for the Registrable Securities sold pursuant to such registration statement, and (ii) transfers to Controlled Affiliates (as defined in the Stock Purchase Agreement), or as part of a pro rata distribution to partners or members of such Holder (each of whom shall have furnished to the Company and the managing underwriter their written consent to be bound by this Section 6 during such lockup period).

Term . This Agreement shall terminate on the earlier of: (i) the date all Registrable Securities hereunder have been registered and sold.

Indemnification and Contribution tc \l2 "Indemnification and Contribution .


Indemnities of the Company and the Issuer tc \l3 "Indemnities of the Company and the Issuer . In the event of any registration of any Registrable Securities under the Securities Act pursuant to Section 2 or 3 hereof, the Company will, and hereby does, indemnify and hold harmless each seller of Registrable Securities and each other Person, if any, who controls any such seller within the meaning of Section 15 of the Securities Act (each such Person being referred to herein as a "Covered Person"), against any losses, claims, damages, liabilities or expenses joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable to any Covered Person in any such case for any such loss, claim, damage, liability, action or proceeding (i) to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or incorporated document, in reliance upon and in conformity with written information furnished to the Company or on behalf of such Covered Person expressly for inclusion therein or (ii) such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder received and failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act. The indemnities of the Company contained in this Section 8 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of Registrable Securities.

Indemnities to the Company tc \l3 "Indemnities to the Company . In the event of any registration of Registrable Securities pursuant to Section 2 or 3, each selling Holder will, and hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 8(a) hereof) the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any document incorporated therein, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller expressly for inclusion therein, provided that the Holder shall not be liable to the Company in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive any transfer of Registrable Securities.


Indemnification Procedures tc \l3 "Indemnification Procedures .
Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim of the type referred to in the foregoing provisions of this Section 8, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give written notice to each such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice to such indemnifying party as provided herein shall not relieve such indemnifying party of its obligations under the foregoing provisions of this
Section 8, except to the extent that such indemnifying party is actually
prejudiced by such failure to give notice.   In case any such action is
brought against an indemnified party, each indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to such an indemnifying party), and after notice from an indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that (i) if the indemnified party reasonably determines that there may be a conflict between the positions of such indemnifying party and the indemnified party in conducting the defense of such action or that there may be defenses available to such indemnified party different from or in addition to those available to such indemnifying party, then counsel for the indemnified party shall conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party and such indemnifying party shall employ separate counsel for its own defense, (ii) in any event, the indemnified party shall be entitled to have counsel chosen by such indemnified party participate in, but not conduct, the defense and (iii) the indemnifying party shall bear the legal expenses incurred in connection with the conduct of, and the participation in, the defense as referred to in clauses (i) and (ii) above and all such fees and expenses shall be reimbursed as they are incurred. If, within a reasonable time after receipt of the notice, such indemnifying party shall not have elected to assume the defense of the action, such indemnifying party shall be responsible for any legal or other expenses incurred by such indemnified party in connection with the defense of the action, suit, investigation, inquiry or proceeding. The indemnifying party shall not be liable for any settlement of any proceeding effected without its consent, but if settled with such consent, or if there be a final judgement for the plaintiff, the indemnifying party shall indemnify and hold harmless such indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgement. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party subject to such proceeding of a release from all liability in respect to such claim or litigation.


Contribution tc \l3 "Contribution . If the indemnification provided for in Sections 8(a) or 8(b) hereof is unavailable to a party that would have been an indemnified party under any such Section in respect of any losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Limitation on Liability of Holders of Registrable Securities tc \l3 "Limitation on Liability of Holders of Registrable Securities . The liability of each Holder in respect of any indemnification or contribution obligation of such holder arising under this Section 8 shall not in any event exceed an amount equal to the proceeds to such Holder (after deduction of all underwriters' discounts and commissions) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

Reports Under Securities Exchange Act of 1934 tc \l3 "Reports Under Securities Exchange Act of 1934 . With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, and with a view to making it possible for Holders to register the Registrable Securities pursuant to a registration on Form S-3, the Company agrees to:

(a) use reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144;
and

(b) use reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.


Assignment of Registration Rights.   The
rights to cause the Company to register Registrable Securities pursuant to Sections 2 and 3 may be assigned by any Holder to a permitted transferee, and by such transferee to a subsequent permitted transferee, but only if such rights are transferred (a) to Controlled Affiliate (as defined in the Stock Purchase Agreement), (b) as part of a pro rata distribution to partners or members of such Holder or (c) in connection with the sale or other transfer of not less than an aggregate of 200,000 Registrable Securities or some lesser number, if such lesser number represents all the Registrable Securities then held by such Holder. Any transferee to whom rights under this Agreement are transferred shall (i) as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if such transferee were a Holder under this Agreement and
(ii) be deemed to be a Holder hereunder.

Notices. All notices, requests, consents and demands shall be in writing and shall be personally delivered, mailed, postage prepaid, telecopied or telegraphed or delivered by any nationally recognized overnight delivery service to the Company at:

CTC Communications Group, Inc.
360 Second Avenue
Waltham, MA 02154
Attention:  President
Facsimile No.:  617-890-1613

with a copy to:
Ropes & Gray
One International Place
Boston, Massachusetts  02110
Attn:  Mary Weber, Esq.
Fax No.:  (617) 951-7050

to each Investor at its address set forth on Exhibit A hereto with a copy to:

Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
Facsimile: (212) 450-4000
Attention: Paul Kingsley

or such other address as may be furnished in writing to the other parties hereto. All such notices, requests, demands and other communication shall, when mailed (registered or certified mail, return receipt requested, postage prepaid), personally delivered, or telegraphed, be effective four days after deposit in the mails, when personally delivered, or when delivered to the telegraph company, respectively, addressed as aforesaid, unless otherwise provided herein and, when telecopied or delivered by any nationally recognized overnight delivery service, shall be effective upon actual receipt.


Entire Agreement tc \l3 "Entire Agreement . This Agreement and the Stock Purchase Agreement constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede any and all prior understandings and agreements, whether written or oral, with respect to such subject matter.

Amendments, Waivers and Consents tc \l3 "Amendments, Waivers and Consents . Any provision in this Agreement may be made, and the observance thereof may be waived, if the Company (a) shall obtain consent thereto in writing from persons holding a majority of the Registrable Securities then outstanding and (b) shall deliver copies of such consent to any Holders who did not execute the same.

Binding Effect; Assignment tc \l3 "Binding Effect; Assignment . This Agreement shall be binding upon and inure to the benefit of the personal representatives, successors and assigns of the respective parties hereto. Notwithstanding the foregoing sentence, the Company shall not have the right to assign its obligations hereunder or any interest herein without obtaining the prior written consent of the Holders holding a majority of the Registrable Securities then outstanding, provided in accordance with Section 13.

General. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New
York.

Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.


[Remainder of the page intentioanlly left blank]



IN WITNESS WHEREOF, the Company and the Investors have executed this Agreement as of the date and year first above written.


The Company:			CTC COMMUNICATIONS GROUP, INC.


By:	_________________________
  	Name:
Title:


The Investors: 		CREDIT SUISSE FIRST BOSTON EQUITY PARTNERS, L.P.

By:	Credit Suisse First Boston  Advisory
Partners, LLC, as Investment Advisor


By: 	_________________________
Name:
Title:

CREDIT SUISSE FIRST BOSTON EQUITY PARTNERS (BERMUDA),
L.P.

By:	Credit Suisse First Boston Advisory
Partners, LLC, as Investment Advisor


By: 	_________________________
Name:
Title:

CREDIT SUISSE FIRST BOSTON U.S. EXECUTIVE ADVISORS, L.P.

By:	Credit Suisse First Boston Advisory
Partners, LLC, as Investment Advisor


By: 	_________________________
Name:
Title:

EMA PRIVATE EQUITY FUND 1999, L.P.

By:	Credit Suisse First Boston (Bermuda) Limited, as
General Partner


By: 	_________________________
Name:
Title:



The Bain Funds:
BAIN CAPITAL FUND VI, L.P.

By: Bain Capital Partners VI, L.P., its general
partner
By: Bain Capital Investors VI, Inc., its general
partner


By:_______________________________
Name:
Title: Managing Director

BAIN CAPITAL VI COINVESTMENT FUND, L.P.

By: Bain Capital Partners VI, L.P., its general
partner
By: Bain Capital Investors VI, Inc., its general
partner


By:_______________________________
Name:
Title: Managing Director

BCIP ASSOCIATES II

By: Bain Capital, Inc., its Managing Partner


By:_______________________________
Name:
Title: Managing Director

BCIP TRUST ASSOCIATES II

By: Bain Capital, Inc., its Managing Partner


By:_______________________________
Name:
Title: Managing Director

BCIP ASSOCIATES II-B

By: Bain Capital, Inc., its Managing Partner


By:_______________________________
Name:
Title: Managing Director

BCIP TRUST ASSOCIATES II-B

By: Bain Capital, Inc., its Managing Partner


By:_______________________________
Name:
Title: Managing Director

BCIP ASSOCIATES II-C

By: Bain Capital, Inc., its Managing Partner


By:_______________________________
Name:
Title: Managing Director

PEP INVESTMENTS PTY LTD.

By: Bain Capital, Inc., its attorney-in-fact


By:_______________________________
Name:
Title: Managing Director

BROOKSIDE CAPITAL PARTNERS FUND, L.P.


By:_______________________________
Name:
Title: Managing Director

SANKATY HIGH YIELD ASSET PARTNERS, L.P.


By:_______________________________
Name:

Title: Managing Director

SANKATY HIGH YIELD PARTNERS II, L.P.


By:_______________________________
Name:
Title: Managing Director

The TH Lee Investors:

THOMAS H. LEE EQUITY FUND IV, L.P.

By:	THL Equity Advisors IV, L.L.C. as General
Partner


By:_______________________________
Name:
Title:

THOMAS H. LEE FOREIGN FUND IV, L.P.

By:	THL Equity Advisors IV, L.L.C. as General
Partner


By:_______________________________
Name:
Title:

THOMAS H. LEE FOREIGN FUND IV-B, L.P.

By: THL Equity Advisors IV, L.L.C. as General Partner


By:_______________________________
Name:
Title:

THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP


By:_______________________________
Name:
Title:

THOMAS E. LEE CHARITABLE INVESTMENT LIMITED
PARTNERSHIP

By:  Thomas H. Lee
  	as General Partner



By:_______________________________


1997 THOMAS H. LEE NOMINEE TRUST

By: State Street Bank and Trust Company, as
Trustee


By:__________________________________
Name:
Title:


__________________________________
DAVID V. HARKINS

__________________________________
THE HARKINS 1995 GIFT TRUST

__________________________________
SCOTT A. SCHOEN

__________________________________
C. HUNTER BOLL

___________________________________
SCOTT M. SPERLING

___________________________________
ANTHONY J. DINOVI

___________________________________
THOMAS W. HAGERTY

__________________________________
WARREN C. SMITH, JR.

__________________________________
SETH W. LAWRY

__________________________________
KENT R. WELDON


__________________________________
TERRENCE M. MULLEN

__________________________________
TODD M. ABBRECHT

__________________________________
CHARLES A. BRIZIUS

__________________________________
SCOTT L. JAECKEL

__________________________________
SOREN L. OBERG

__________________________________
THOMAS R. SHEPHERD

__________________________________
WENDY L. MASLER

__________________________________
ANDREW D. FLASTER

__________________________________
ROBERT SCHIFF LEE 1988 TRUST

__________________________________
STEPHEN ZACHARY LEE

__________________________________
CHARLES W. ROBINS AS CUSTODIAN
FOR JESSE LEE

__________________________________
CHARLES W. ROBINS AS CUSTODIAN
FOR NATHAN LEE

__________________________________
CHARLES W. ROBINS

__________________________________
JAMES WESTRA



PUTNAM INVESTMENT HOLDINGS, LLC.


By:_______________________________
Name:
Title:




                                                 Exhibit A

	NAMES AND ADDRESSES OF INVESTORS
Name	Address

The Bain Investors:

5.	Bain Capital Fund VI, L.P.	c/o
6.	Bain Capital VI Coinvestment Fund, L.P.	Bain Capital, Inc.
7.	BCIP Associates II 	Two Copley Place
8.	BCIP Trust Associates II	Boston, Ma 02116
9.	BCIP Associates II-B 	Facsimile:  (617) 572-3274
10.	BCIP Trust Associates II-B
11.	BCIP Associates II-C
12.	PEP Investments Pty Ltd.
13.	Brookside Capital Partners Fund, L.P.
14.	Sankaty High Yield Asset Partners, L.P.
15.	Sankaty High Yield Partners II, L.P.
with a copy to:
Skadden, Arps, Slate,
Meagher & Flom, L.L.P.
Four Times Square
New York, New York 10036
Facsimile: (212) 735-2000
Attention: Eric Cochran, Esq.



Name						Address

The THL Investors:

16.	Thomas H. Lee Equity Fund IV, L.P.	c/o
17.	Thomas H. Lee Foreign Fund IV, L.P.	Thomas H. Lee Company
18.	Thomas H. Lee Foreign Fund IV-B, L.P.	75 State Street
19.	Thomas H. Lee Investors Limited 	Suite 2600
Partnership	Boston, MA 02109
20. Thomas E. Lee Charitable	Facsimile: (617) 227-3514
Investment Limited Partnership	Attention: Anthony DiNovi
21.	1997 Thomas H. Lee Nominee Trust	and Scott Sperling
22.	David V. Harkins
23.	The Harkins 1995 Gift Trust
24.	Scott A. Schoen
25.	C. Hunter Boll
26.	Scott M. Sperling
27.	Anthony J. Dinovi
28.	Thomas W. Hagerty
29.	Warren C. Smith, Jr.
30.	Seth W. Lawry
31.	Kent R. Weldon
32.	Terrence M. Mullen
33.	Todd M. Abbrecht
34.	Charles A. Brizius	                     with a Copy To:
35.	Scott L. Jaeckel	                    Skadden, Arps, Slate,
36.	Soren L. Oberg	                   Meagher & Flom, L.l.p.
37.	Thomas R. Shepherd 	    Four Times Square
38.	Wendy L. Masler	                   New York, New York 10036
39.	Andrew D. Flaster 	                   Facsimile: (212) 735-2000
40.	Robert Schiff Lee 1988 Trust	      Attention: Eric Cochran, Esq.
41.	Stephen Zachary Lee
42.	Charles W. Robins as Custodian
for Jesse Lee
43.	Charles W. Robins as Custodian
for Nathan Lee
44.	Charles W. Robins
45. James Westra
46.	Putnam Investment Holdings, Llc.